Equitable Financial Life Insurance Company

Supplement dated January 30, 2023 to the current prospectus for the EQUI-VEST® (SERIES 201)

This Supplement modifies certain information in the above-referenced prospectus offered by Equitable Financial Life Insurance Company (the “Company”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

Effective on or about February 17, 2023, the existing investment restriction applicable for all new and existing TSA contract owners (regardless of the contract issue date) who are employees of public school districts and open enrollment charter schools (grades K-12) is removed. The variable investment options that invest in portfolios of unaffiliated trusts are now available to Texas contract owners. For information regarding these variable investment options, see the “Appendix: Portfolio Companies available under the contract” in your prospectus.

EV 201(2/23) TX
Inforce/New Biz	Catalog No. 800015
AR mailing	#456031